Exhibit 4.1

AMENDMENT NO. 15

TO THE

AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP

This Amendment No. 15 (the “Fifteenth Amendment”) to the Amended and Restated Limited Partnership Agreement of First Potomac Realty Investment Limited Partnership (the “Partnership”) dated September 15, 2003 (the “Partnership Agreement”), is entered into as of March 25, 2011, by First Potomac Realty Trust, the general partner (the “General Partner”) of the Partnership, and the Members of 840 First Street LLC, Stephen A. Goldberg, Brian L. Goldberg Generational Trust, Lauren B. Goldberg Generational Trust and Stuart W. Goldberg Generational Trust (collectively, the “Contributors”). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Partnership Agreement.

WHEREAS, pursuant to the terms of that certain Contribution Agreement, dated as of November 2, 2010 by and among 840 First Street LLC and the Partnership (the “Contribution Agreement”), the Contributors have agreed to contribute to the Partnership the property commonly known as 840 First Street, NE located in Washington, DC, in exchange for limited partnership operating units in the Partnership;

WHEREAS, it is desirable to amend Exhibit A to the Partnership Agreement to reflect the Contributors’ admission to the Partnership;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partnership Agreement is hereby amended as follows:

Exhibit A to the Partnership Agreement is hereby amended by substituting for the current version of such exhibit, a version in the form attached hereto as Exhibit A reflecting the admission of the Contributors to the Partnership, subject to the provisions contained in the Contribution Agreement.

IN WITNESS WHEREOF, the foregoing Fifteenth Amendment has been signed and delivered as of this 25th day of March, 2011, by the parties set forth above.

FIRST POTOMAC REALTY TRUST, General Partner

By:	/s/ Joel F. Bonder
Joel F. Bonder Executive Vice President

Limited Partner Acceptance

March 25, 2011

This Limited Partner Acceptance (the “Acceptance”) to the Amended and Restated Agreement of Limited Partnership, as amended to the date hereof, of First Potomac Realty Investment Limited Partnership, L.P. (the “Partnership Agreement”), which Acceptance is entered into in connection with the Partnership Agreement, is executed and delivered by the undersigned. As of the date hereof, the undersigned General Partner hereby admits the undersigned Limited Partner as a Limited Partner of the Partnership, and by said undersigned Limited Partner’s execution and delivery hereof, said undersigned Limited Partner agrees to be bound by the terms and provisions of the Partnership Agreement, including the power of attorney set forth in Section 8.02 of the Partnership Agreement. The number of units of limited partnership interest (“Units”) issued as of the date hereof to the undersigned Limited Partner is set forth below. All terms used herein and not otherwise defined shall have the meanings given them in the Partnership Agreement.

Number of Units: 993,102

[Signature Page follows]

ADDITIONAL LIMITED PARTNER:

/s/ Stephen A. Goldberg
Stephen A. Goldberg

[End of Signatures]

Limited Partner Acceptance – Stephen A. Goldberg

Limited Partner Acceptance

March 25, 2011

This Limited Partner Acceptance (the “Acceptance”) to the Amended and Restated Agreement of Limited Partnership, as amended to the date hereof, of First Potomac Realty Investment Limited Partnership, L.P. (the “Partnership Agreement”), which Acceptance is entered into in connection with the Partnership Agreement, is executed and delivered by the undersigned. As of the date hereof, the undersigned General Partner hereby admits the undersigned Limited Partner as a Limited Partner of the Partnership, and by said undersigned Limited Partner’s execution and delivery hereof, said undersigned Limited Partner agrees to be bound by the terms and provisions of the Partnership Agreement, including the power of attorney set forth in Section 8.02 of the Partnership Agreement. The number of units of limited partnership interest (“Units”) issued as of the date hereof to the undersigned Limited Partner is set forth below. All terms used herein and not otherwise defined shall have the meanings given them in the Partnership Agreement.

Number of Units: 141,871

[Signature Page follows]

ADDITIONAL LIMITED PARTNER: BRIAN L. GOLDBERG GENERATIONAL TRUST

/s/ Diana L. Goldberg
Diana L. Goldberg, Trustee U/A dated January 2, 2002 for the Brian L. Goldberg Generational Trust

/s/ Martin J. Kirsch
Martin J. Kirsch, Trustee U/A dated January 2, 2002 for the Brian L. Goldberg Generational Trust

[End of Signatures]

Limited Partner Acceptance – Brian L. Goldberg Generational Trust

Limited Partner Acceptance

March 25, 2011

This Limited Partner Acceptance (the “Acceptance”) to the Amended and Restated Agreement of Limited Partnership, as amended to the date hereof, of First Potomac Realty Investment Limited Partnership, L.P. (the “Partnership Agreement”), which Acceptance is entered into in connection with the Partnership Agreement, is executed and delivered by the undersigned. As of the date hereof, the undersigned General Partner hereby admits the undersigned Limited Partner as a Limited Partner of the Partnership, and by said undersigned Limited Partner’s execution and delivery hereof, said undersigned Limited Partner agrees to be bound by the terms and provisions of the Partnership Agreement, including the power of attorney set forth in Section 8.02 of the Partnership Agreement. The number of units of limited partnership interest (“Units”) issued as of the date hereof to the undersigned Limited Partner is set forth below. All terms used herein and not otherwise defined shall have the meanings given them in the Partnership Agreement.

Number of Units: 141,871

[Signature Page follows]

ADDITIONAL LIMITED PARTNER: LAUREN B. GOLDBERG GENERATIONAL TRUST

/s/ Diana L. Goldberg
Diana L. Goldberg, Trustee U/A dated January 2, 2002 for the Lauren B. Goldberg Generational Trust

/s/ Martin J. Kirsch
Martin. J. Kirsch, Trustee U/A dated January 2, 2002 for the Lauren B. Goldberg Generational Trust

[End of Signatures]

Limited Partner Acceptance – Lauren B. Goldberg Generational Trust

Limited Partner Acceptance

March 25, 2011

This Limited Partner Acceptance (the “Acceptance”) to the Amended and Restated Agreement of Limited Partnership, as amended to the date hereof, of First Potomac Realty Investment Limited Partnership, L.P. (the “Partnership Agreement”), which Acceptance is entered into in connection with the Partnership Agreement, is executed and delivered by the undersigned. As of the date hereof, the undersigned General Partner hereby admits the undersigned Limited Partner as a Limited Partner of the Partnership, and by said undersigned Limited Partner’s execution and delivery hereof, said undersigned Limited Partner agrees to be bound by the terms and provisions of the Partnership Agreement, including the power of attorney set forth in Section 8.02 of the Partnership Agreement. The number of units of limited partnership interest (“Units”) issued as of the date hereof to the undersigned Limited Partner is set forth below. All terms used herein and not otherwise defined shall have the meanings given them in the Partnership Agreement.

Number of Units: 141,871

[Signature Page follows]

ADDITIONAL LIMITED PARTNER: STUART W. GOLDBERG GENERATIONAL TRUST

/s/ Diana L. Goldberg
Diana L. Goldberg, Trustee U/A dated January 2, 2002 for the Stuart W. Goldberg Generational Trust

/s/ Martin J. Kirsch
Martin. J. Kirsch, Trustee U/A dated January 2, 2002 for the Stuart W. Goldberg Generational Trust

[End of Signatures]

Limited Partner Acceptance – Stuart W. Goldberg Generational Trust